UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Humana Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On March 8, 2023, Humana Inc. (the “Company”) made the following communication available to the Company’s employees:

Highlights

•	You may have the right to vote on items being presented at our Annual Meeting of Stockholders (the “Annual Meeting”)

•	The Company’s Annual Meeting is scheduled for April 20, 2023 at the Company’s headquarters located at 500 W. Main Street, 25th Floor Auditorium, Louisville, Kentucky 40202

Exercise your voting privilege as a Humana stockholder

Humana associates who participate in our Company’s Retirement Savings Plan 401(k) and have invested funds in the Humana Common Stock Fund have the right to vote on items being presented at this year’s Annual Meeting, scheduled for April 20, 2023. You may submit one vote for each share held in your Humana Common Stock account as of February 28, 2023, the record date for this Annual Meeting.

What documents do you need to vote?

Every year, Humana produces a document - the proxy statement - that details all of the information the Company’s stockholders need in order to make informed votes. The proxy becomes available to stockholders and the public after Humana files it with the federal Securities and Exchange Commission on March 8, 2023. In order to vote, you must also receive an official “voting card.”

When will you receive the proxy statement and voting card?

Starting March 8, 2023, all stockholders who have (recently or in prior years) successfully submitted electronic requests for a proxy statement and voting card will then receive - via the e-mail address you designated during the online-registration process - a proxy statement and voting card. (Please watch for e-mail from ID@ProxyVote.com.) If you did not sign up for electronic delivery of these materials, you’ll receive a “Notice and Access Card” in the mail at home regarding the material.

When can participants in the Humana Retirement Savings Plan vote?

If you wish to vote, you may do so AFTER you receive your voting card. You then must vote BEFORE 11:59 p.m., EDT on Wednesday, April 12, 2023, through Humana’s Retirement Savings Plan Trustee - Charles Schwab - with Broadridge acting as tabulator. If your voting instructions are received by 11:59 p.m. EDT on Wednesday, April 12, 2023, the Trustee will submit a proxy that reflects your instructions. If you do not give voting instructions (or give them late), the Trustee will vote your interest in the Humana Common Stock Fund in the same proportion as the shares attributed to the Humana Retirement Savings Plan actually voted. Humana’s Annual Meeting will be held on April 20, 2023.

Whom do you contact for answers to your stockholder-voting-process questions?

If you have any questions, please contact Joseph M. Ruschell, Corporate Secretary via email at CorporateSecretary@humana.com.

On March 8, 2023, the Company distributed the following “Notice Regarding the Availability of Proxy Materials” to its stockholders as of the record date of February 28, 2023.

Your Vote Counts! Humana INC. 2023 Annual Meeting Vote by April 19, 2023 11:59 PM ET HUMANA INC. 500 WEST MAIN STREET 21ST FLOOR LOUISVILLE, KY 40202 ATTN: JOSEPH M. RUSCHELL D96961-P84309 You invested in HUMANA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 20, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 6, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* April 20, 2023 9:30 a.m., Eastern Time Corporate Headquarters 500 West Main Street Louisville, Kentucky 40202 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a) Raquel C. Bono, M.D. For 1b) Bruce D. Broussard For 1c) Frank A. D’Amelio For 1d) David T. Feinberg, M.D. For 1e) Wayne A. I. Frederick, M.D. For 1f) John W. Garratt For 1g) Kurt J. Hilzinger For 1h) Karen W. Katz For 1i) Marcy S. Klevorn For 1j) William J. McDonald For 1k) Jorge S. Mesquita For 1l) Brad D. Smith For 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. For 3. Non-binding advisory vote for the approval of the compensation of the named executive officers as disclosed in the 2023 proxy statement. For 4. Non-binding advisory vote for the approval of the frequency with which future stockholder votes on the compensation Every of the named executive officers will be held. Year At their discretion, the Proxies are authorized to vote upon any other matters as may come before the Annual Meeting. D96962-P84309